Supplement dated May 10, 2023
to the Prospectus of Ameriprise Certificates
(April 26, 2023) S-6000 AW (4/23)
For Ameriprise Stock Market Certificate: Effective for sales on or after May 10, 2023, with the first term beginning on or after May 17, 2023, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 3 of the Prospectus has been revised to read as follows:
For your first term, the maximum return will be within the range of 5.70% to 6.70% for the 1 year term, 10.50% to 11.50% for the 2 year term and 14.40% to 15.40% for the 3 year term. The minimum guaranteed interest rate on partial participation will be within the range of 1.55% to 2.55% for the 1 year term, within the range of 2.90% to 3.90% for the 2 year term and within the range of 3.85% to 4.85% for the 3 year term.
The rest of the information on page 3 remains unchanged.
This Supplement should be retained for future reference.
S-6000-59 A (5/23)